UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: March 9, 2004


                              U.S. Gold Corporation
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


   Colorado                          1-02714                       84-1533604
---------------                   ------------                 ----------------
(State or other                   (Commission                    (IRS Employer
jurisdiction of                   File Number)                 Identification #)
incorporation)


             2201 Kipling Street, Suite 100, Lakewood, CO 80215-1545
             -------------------------------------------------------
                     (Address of Principal Executive Office)


                                 (303) 238-1438
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events and Regulation FD Disclosure
--------------------------------------------------

On March 9, 2004, U.S. Gold Corporation (the "Company") issued a news release which updated the results of the of exploration drilling being carried out by its 40% owned subsidiary, Gold Resource Corporation, in Mexico. The full text of the news release is included as an exhibit to this Report and is incorporated by reference herein.


Item 7.  Financial Statements and Exhibits
------------------------------------------

(c)      Exhibits:

         99.1     News Release dated March 9, 2004







                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          U.S. GOLD CORPORATION



                                          By: /s/ William W. Reid
                                              ----------------------------------
                                                William W. Reid
                                                President



Dated:  March 9, 2004